Exhibit 32-b

TRUSTMARK CORPORATION AND SUBSIDIARIES

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trustmark Corporation (Trustmark) for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Zach L. Wasson, Treasurer (Principal Financial Officer) of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark as of the dates and for the periods expressed in the Report.

BY:	/s/ Zach L. Wasson
Zach L. Wasson
Treasurer & Chief Financial Officer

DATE:	August 4, 2006